                                                                   Exhibit 10.33

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of May 28, 1996 (the "SECOND AMENDMENT") among Health Systems International, Inc. (the "Company"), the Banks party to the Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "AGENT"), and amends that certain Amended and Restated Credit Agreement dated as of April 26, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 1996 (as so amended or modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

         WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

         2. Amendment. The Company, the Agent and the Banks hereby agree to amend the Credit Agreement by deleting the clause "to the nearest 1/16th of 1%" that appears in the definition of the term "LIBOR Base Rate" in Section
1.01 of the Credit Agreement and replacing it with the clause "to the nearest 1/10,000 of 1%".

         3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Second Amendment:

         3.1 Authorization. The execution, delivery and performance by the Company of this Second Amendment has been duly authorized by all necessary corporate action, and this Second Amendment has been duly executed and delivered by the Company.





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                 3.2      Binding Obligation.  This Second Amendment
constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                 3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated hereby.

                 3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

                 3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of such other evidence with respect to the Company as the Agent may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.

         5.      Miscellaneous.

         5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         5.2 Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver





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or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

                 5.3 Counterparts. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

                 5.4 Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.



                                          HEALTH SYSTEMS IN INTERNATIONAL, INC.


                                          By: /s/ MICHAEL E. JANSEN
                                             -------------------------------
                                          Name:   Michael E. Jansen, Esq.
                                               -----------------------------
                                          Title:  Vice President, Assistant
                                                ----------------------------
                                                  General Counsel and Assistant
                                                  Secretary


                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as Agent


                                          By: /s/ RUTH Z. EDWARDS
                                             -------------------------------
                                          Name:   Ruth Z. Edwards
                                               -----------------------------
                                          Title:  Vice President
                                                ----------------------------


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                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as a Bank


                                          By: /s/ WYATT R RITCHIE
                                             -------------------------------
                                          Name:   Wyatt R Ritchie
                                               -----------------------------
                                          Title:  Managing Director
                                                ----------------------------


                                          ABN AMRO BANK, N.V.

                                          By:   ABN AMRO North America, Inc.
                                                its agent


                                                By: /s/ DAVID J. STASSEL
                                                   -------------------------
                                                Name:   David J. Stassel
                                                     -----------------------
                                                Title:  VP and Director
                                                      ----------------------


                                                By: /s/ JOHN A. MILLER
                                                   -------------------------
                                                Name:   John A. Miller
                                                     -----------------------
                                                Title:  Director
                                                      ----------------------


                                          BANK OF MONTREAL


                                          By: /s/ IRENE M. GELLER
                                             -------------------------------
                                          Name:   Irene M. Geller
                                               -----------------------------
                                          Title:  Director
                                                ----------------------------


                                          THE BANK OF NEW YORK


                                          By: /s/ REBECCA K. LEVINE
                                             -------------------------------
                                          Name:   Rebecca K. Levine
                                               -----------------------------
                                          Title:  Assistant Vice President
                                                ----------------------------



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                                          THE BANK OF NOVA SCOTIA

                                          By: /s/ ALAN PINDERGAST
                                             -------------------------------
                                          Name:   Alan Pindergast
                                               -----------------------------
                                          Title:  Relationship Manager
                                                ----------------------------


                                          BANQUE NATIONALE DE PARIS


                                          By: /s/ C. BETTLES
                                             -------------------------------
                                          Name:   C. Bettles
                                               -----------------------------
                                          Title:  Sr. V.P. & Manager
                                                ----------------------------


                                          By: /s/ MARGARET MUDD
                                             -------------------------------
                                          Name:   Margaret Mudd
                                               -----------------------------
                                          Title:  V.P.
                                                ----------------------------


                                          BANQUE PARIBAS


                                          By: /s/ CLARE BAILHE
                                             -------------------------------
                                          Name:   Clare Bailhe
                                               -----------------------------
                                          Title:  V.P.
                                                ----------------------------


                                          By: /s/ LB
                                             -------------------------------
                                          Name:   Lee S. Buckner
                                               -----------------------------
                                          Title:  Group Vice President
                                                ----------------------------




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                                          CHEMICAL BANK


                                          By:      /s/ DAWN LEE LUM
                                             -------------------------------
                                          Name:       Dawn Lee Lum
                                               -----------------------------
                                          Title:      Vice President
                                                ----------------------------


                                          CITIBANK, N.A., as a Bank and
                                          Co-Agent


                                          By:     /s/ MARGARET AU BROWN
                                             -------------------------------
                                          Name:       Margaret Au Brown
                                               -----------------------------
                                          Title:        Vice President
                                                ----------------------------

                                                 399 Park Ave./8th Fl./Zn2
                                                 (212) 599-0501

                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENIENBANK B.A. "RABOBANK
                                          NEDERLAND" NEW YORK BRANCH


                                          By:     /s/ RICHARD J. CERF
                                             -------------------------------
                                          Name:       Richard J. Cerf
                                               -----------------------------
                                          Title:       Vice President
                                                ----------------------------


                                          By:  /s/ JOHANNES F. BRUEKHOVEN
                                             -------------------------------
                                          Name:    Johannes F. Bruekhoven
                                               -----------------------------
                                          Title:       Vice President
                                                ----------------------------


                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:        /s/ F. TAVANGAR
                                             -------------------------------
                                          Name:      Farboud Tavanger
                                               -----------------------------
                                          Title:      Vice President
                                                ----------------------------





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                                          THE DAI-ICHI KANGY0 BANK, LTD.
                                          Los Angeles Agency


                                          By: /s/ T. YAMAGUCHI
                                             -------------------------------
                                          Name: Teruhisa Yamaguchi
                                               -----------------------------
                                          Title:      Sr. Vice President &
                                                ---------------------------
                                                      Joint General Manager
                                                 --------------------------


                                          THE FUJI BANK, LIMITED
                                          Los Angeles Agency


                                          By: /s/ NOBUHIRO UMEMURA
                                             -------------------------------
                                          Name:   Nobuhiro Umemura
                                               -----------------------------
                                          Title:  Joint General Manager
                                                ----------------------------


                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, Los Angeles Agency,
                                          as a Bank and Co-Agent


                                          By: /s/ TOSHINARI TYODA
                                             -------------------------------
                                          Name: Toshinari Tyoda
                                               -----------------------------
                                          Title: Senior Vice President
                                                ----------------------------



                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD., Los Angeles Agency


                                          By: /s/ Y. KAMISAWA
                                             -------------------------------
                                          Name: Yutaka Kamisawa
                                               -----------------------------
                                          Title: Deputy General Manager
                                                ----------------------------





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                                          THE NORTHERN TRUST COMPANY


                                          By: /s/ MICHELLE D. GRIFFIN
                                             -------------------------------
                                          Name: Michelle D. Griffin
                                               -----------------------------
                                          Title:      Vice President
                                                ----------------------------


                                          THE SANWA BANK, LIMITED
                                          Los Angeles Branch


                                          By: /s/ KAREN WICKS COLEMAN
                                             -------------------------------
                                          Name: Karen Wicks Coleman
                                               -----------------------------
                                          Title: AVP & Manager
                                                ----------------------------


                                          WELLS FARGO BANK N.A.


                                          By: /s/ W.J. BAIRD
                                             -------------------------------
                                          Name: W.J. Baird
                                               -----------------------------
                                          Title:
                                                ----------------------------





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